SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

527 Madison Avenue, 16th Floor
New York, NY 10022
(212) 485-3100

SUPPLEMENT DATED JANUARY 23, 2019

TO THE PROSPECTUS DATED JULY 31, 2018

This Supplement modifies the Prospectus dated July 31, 2018 for SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”).  Capitalized terms used herein and not otherwise defined in the Supplement have the meanings given in the Prospectus.

Effective December 7, 2018, the Company’s Board of Directors appointed Mr. R. Stephen Hale to join the Board as an Independent Director.  Mr. Hale, age 67, was most recently the senior hedge fund relationship manager in Europe for the investment banking business of BNP Paribas, a full-service global commercial bank, a post he held from 2011 until his retirement in 2017. With Mr. Hale’s appointment, the Company’s Board of Directors is comprised of Mr. Hale, Mr. Charles Hurty, Mr. Stephen Krull, and Mr. Raymond Nolte.  Mr. Joshua Weinreich has resigned from the Company’s Board of Directors, where he had served for almost twelve years.  All Directors of the Company also serve as Directors of SkyBridge G II Fund, LLC, another registered investment company managed by the same investment adviser as the Company and investing in similar underlying assets.

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Please read this Supplement carefully and retain it for your records along with the Prospectus